UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 0R 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 22, 2013

Green Innovations Ltd. (f/k/a Winecom, Inc.)
(Exact name of registrant as specified in its charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-54221	26-2944840
(Commission File Number)	(IRS Employer Identification No.)

80 SW 8th Street, Suite 2000, Miami, FL	33130
(Address of Principal Executive Offices)	(Zip Code)

(305) 423-7185
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

The Company issued a press release (see Exhibit 99.1) regarding receiving purchase orders from Cardenas Markets, Inc., a California-based family-owned chain of supermarkets.  The two purchase orders totaling 3,000 cases of Sensational brand bath tissue have a value of approximately $41,400.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1	Press Release dated February 22, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREEN INNOVATIONS LTD.

Date: February 22, 2013	By:	/s/ Bruce Harmon
Bruce Harmon
Chief Executive Office

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